(LOGO)
                                FRONTEGRA FUNDS

                               SEMI-ANNUAL REPORT
                             Frontegra Growth Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.
                                ---------------
                                 April 30, 1999

(LOGO)
FRONTEGRA FUNDS

TABLE OF CONTENTS

Shareholder Letter                                                        1
----------------------------------------------------------------------------
Investment Highlights                                                     4
----------------------------------------------------------------------------
Schedule of Investments                                                   5
----------------------------------------------------------------------------
Statement of Assets and Liabilities                                       8
----------------------------------------------------------------------------
Statement of Operations                                                   9
----------------------------------------------------------------------------
Statements of Changes in Net Assets                                      10
----------------------------------------------------------------------------
Financial Highlights                                                     11
----------------------------------------------------------------------------
Notes to Financial Statements                                            12
----------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the Prospectus carefully.

(LOGO)
FRONTEGRA FUNDS

DEAR FELLOW SHAREHOLDERS:

We are pleased to present our second Semi-Annual Report for the Frontegra Growth Fund (the "Fund") as the six months since our last report proved to be a very good period for shareholders. The Fund increased 23.88% for the six months ended April 30, 1999, which was substantially ahead of the broad market and compared favorably with all but the "mega" cap growth companies, which continued to outpace the overall market.

                 Frontegra Growth Fund                  23.88%
                 Russell 1000 Large-Cap Growth Index    24.93%
                 S&P 500 Large-Cap Index                22.28%
                 S&P Mid-Cap Index                      18.86%
                 S&P Small-Cap Index                     9.03%

In addition, as indicated in our prior report, we were able to take advantage of the market correction in the fall of 1998 by purchasing various high-quality growth companies at excellent prices. Since the market bottom on October 8, 1998, the Fund has increased 47.1% versus gains of 40.2% and 48.0% for the S&P 500 Index and the Russell 1000 Growth Index, respectively.

We are encouraged by the strong recent performance of the Fund and believe that the stock market is returning to a more normal state where investors are rewarded for owning the best and most attractive companies rather than just the largest. Your portfolio is very well positioned to outperform the Russell Growth 1000 Index (the "Index") during this type of environment.

YOUR TOP PERFORMERS

Amgen (AMGN), a biotechnology company specializing in human therapeutic products, increased by 100% during the past six months. In addition to strong revenue and earnings growth, Amgen won their patent case with rival Johnson & Johnson and will be the sole supplier of their second generation Epogen product. Although we remain optimistic regarding Amgen's growth prospects, the stock was sold during April after it exceeded our price target.

Nortel Networks (NT) was formed through the combination of Northern Telecom, a telecommunications company servicing the local, long distance and cellular telephony companies, and Bay Networks, a digital networking specialist. Nortel Networks was one of the Fund's top performers over the past six months as the stock increased over 90%. Although the stock has appreciated significantly, it remains one of our largest holdings as the company is well positioned for continued strong revenue and earnings growth as a supplier to the global boom in telecommunications and Internet spending. In addition, Nortel Networks continues to trade at a discount of up to 50% to the P/E ratios of its primary competitors, Lucent and Cisco Systems.

First Data Corp. (FDC) was up over 82% during this period and, as one of our largest holdings, was a significant contributor to the Fund's strong performance. First Data Corp. provides information-processing services to the credit card industry and remains well positioned for strong earnings growth as traditional and Internet retail sales remain robust.
Telecommunications Inc. (TCOMA) achieved its vision of becoming a "new age" broadband company, and increased in value over 70% in the past six months. Although this was one of our largest and best performing companies, it was also one of our most controversial holdings as a growth manager.

(LOGO)
FRONTEGRA FUNDS

The consensus on Wall Street a year ago was that TCI was a slow-growth, non-consumer oriented company that would eventually lose share to satellite dishes and telephone companies. However, our analysis showed cable companies had a sustainable competitive advantage given their "broadband" access to millions of U.S. households. Today AT&T (through their recent acquisition of TCOMA) is on the verge of changing the way consumers access video, telephony and the Internet by using the existing cable infrastructure to simultaneously offer customers multiple services at low prices.

Dayton Hudson Corp. (DH), which is best known for their market leading Target discount stores, remains our largest position in the retail area and was one of our best performers, up over 85%, during the past six months. Target Stores continues to be the market leader in revenue and earnings growth in the discount store segment and remains attractively priced as its P/E multiple is at a 30% discount to market leader Wal-Mart Stores.

Other strong performers during the period include CitiGroup (C) up 71%, Home Depot (HD) up 57%, Gillette (G) up 56% and AIG (AIG) with gains of over 55%.

THE FUND'S TEN LARGEST HOLDINGS

  NAME                                    TICKER          POSITION SIZE
  ---------------------------------------------------------------------
  Bristol-Myers                            BMY                4.9%
  Nortel Networks                          NT                 4.4%
  First Data Corp.                         FDC                3.9%
  Dayton Hudson                            DH                 3.8%
  Intel                                    INTC               3.8%
  Microsoft                                MSFT               3.5%
  Eli Lilly                                LLY                3.2%
  CitiGroup                                C                  3.2%
  Abbott Laboratories                      ABT                2.8%
  General Electric                         GE                 2.8%

LARGEST SECTOR EXPOSURES
  Healthcare                                                 18.0%
  Financial Services                                         11.8%
  Consumer Staples                                           11.1%
  Telecommunications & Networking                            11.1%
  Information Software & Services                            10.4%
  Retail                                                      8.6%
  Technology                                                  8.4%

THE INTERNET

Although we believe that the Internet will provide significant growth opportunities for many companies, we have not made any direct investments in this area. To date, pure-play Internet companies have not satisfied our purchase discipline which requires growth companies to demonstrate sustainable competitive advantages while the stock price does not fully reflect the growth prospects. We believe the best way to play the Internet is to invest in market leading companies with current revenues and earnings

(LOGO)
FRONTEGRA FUNDS

that are providing enabling technology or content to this fast growing segment. Our holdings in Oracle Corp., WorldCom, EMC, Intel, Nortel Networks, AT&T and Time Warner are all benefiting from the growth in the Internet.

THE VALUE OF THE OVERALL MARKET

We've received numerous inquiries from investors asking, "When is the market going to correct?" Unfortunately, previous market behavior is not very helpful in answering this question, as there has been a significant change in the make-up of the market indices over the past twenty years. Historically, the largest companies were domestic manufacturing entities whose growth prospects were highly correlated to the performance of the overall economy. Today, the largest constituents of the Index are global consumer products and services companies whose growth prospects are not necessarily correlated to the growth prospects of other industries or even the domestic economy. This change in the composition of the Index has resulted in a greater likelihood of "sector-specific" corrections rather than a broad-based market correction.

For example, in the midst of a strong market, we witnessed the technology and financial sectors decline by over 25% in the Fall of 1998, various consumer staples industries dropped over 25% in the first quarter of 1999 and the healthcare sector corrected significantly during the past few months. As a fully-invested Fund we do not try to time the market. Rather, we sell individual securities when they reach our target prices and reinvest the proceeds in high-quality growth companies at discounted prices. This practice should help to lessen the impact of sector-specific corrections resulting from overvaluation. Our ability to do this in a consistent and disciplined manner should provide significantly more value to our shareholders than any attempts at market timing.

SUMMARY

After a difficult start during an unusual market environment, the Fund's recent performance reinforces our belief that investors should maintain a long-term perspective, remain disciplined and look through market anomalies. During the next ten years various styles ranging from growth to value and large-cap to small-cap may come in and out of favor as investors chase short-term performance. As these investment fads come and go we will work hard to uncover and purchase quality growth companies at attractive prices. We continue to believe this is the best formula for providing long-term performance that exceeds the returns of the overall market.

We thank you for your continued support and we encourage you to e-mail or write with comments or questions about your Fund. In addition, we expect to have a Northern Capital Web site that includes Frontegra Growth Fund information and prices within the next few months.


Sincerely,


/s/ Daniel T. Murphy     /s/ Brian A. Hellmer          /s/ Stephen L. Hawk
Daniel T. Murphy, CFA    Brian A. Hellmer, CFA         Stephen L. Hawk, Ph.D.
President and Chief      Senior Vice President and     Chairman and
Investment Officer       Director of Research          Chief Executive Officer
dan.murphy@norcap.com    brian.hellmer@norcap.com      steve.hawk@norcap.com

(LOGO)
FRONTEGRA FUNDS

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

                      Frontegra            S&P 500          Russell 1000
                     Growth Fund         Stock Index         Growth Fund
                     -----------         -----------         -----------
 3/18/98               100,000             100,000             100,000
 3/31/98               101,100             101,523             101,743
 4/30/98                99,200             102,544             103,151
 5/31/98                98,000             100,782             100,224
 6/30/98               102,000             104,875             106,362
 7/31/98                97,300             103,758             105,658
 8/31/98                81,100              88,757              89,801
 9/30/98                85,800              94,443              96,700
10/31/98                92,900             102,125             104,471
11/30/98                99,600             108,315             112,418
12/31/98               108,939             114,556             122,555
 1/31/99               116,148             119,346             129,752
 2/28/99               110,841             115,637             123,825
 3/31/99               113,144             120,264             130,347
 4/30/99               115,046             124,922             130,513

----------------------------
Portfolio Total Return
FOR THE PERIOD ENDED 4/30/99
----------------------------
ONE YEAR             15.97%

AVERAGE ANNUAL
SINCE COMMENCEMENT   13.36%
----------------------------

This chart assumes an initial gross investment of $100,000 made on 3/18/98 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index includes 500 common stocks, most of which are listed on The New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Russell 1000 Growth Index is comprised of those securities in the Russell 1000 Index which have higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is comprised of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.

(LOGO)
FRONTEGRA FUNDS

Frontegra Growth Fund
SCHEDULE OF INVESTMENTS
April 30, 1999 (Unaudited)

Number of Shares                                                        Value
------------------------------------------------------------------------------
               COMMON STOCKS  97.8%
               Aerospace  1.8%
      1,850    The Boeing Co.                                         $75,156
                                                                  -----------

               Consumer Staples  11.1%
        750    Avery Dennison Corp.                                    51,188
        775    The Clorox Co.                                          89,416
      1,275    The Coca-Cola Co.                                       86,700
      1,625    Gillette Co.                                            84,804
      1,025    Kroger Co.<F1>                                          55,670
      4,400    Sara Lee Corp.                                          97,900
                                                                  -----------
                                                                      465,678
                                                                  -----------

               Financial  11.8%
        337    American International Group, Inc.                      39,576
        875    Bank America Corp.<F1>                                  63,000
        675    The Chase Manhattan Corp.                               55,856
      1,785    Citigroup Inc.                                         134,321
        730    Fannie Mae                                              51,784
      1,375    Household International, Inc.                           69,180
      3,025    MBNA Corp.                                              85,267
                                                                  -----------
                                                                      498,984
                                                                  -----------

               Healthcare  17.5%
      2,425    Abbott Laboratories                                    117,461
      1,450    Baxter International Inc.                               91,350
      3,200    Bristol-Meyers Squibb Co.                              203,400
      1,825    Eli Lilly and Co.                                      134,366
        900    Medtronic, Inc.                                         64,744
        650    Pfizer Inc.                                             74,791
      1,075    Schering-Plough Corp.                                   51,936
                                                                  -----------
                                                                      738,048
                                                                  -----------

See notes to financial statements.

(LOGO)
FRONTEGRA FUNDS

Frontegra Growth Fund
SCHEDULE OF INVESTMENTS (continued)
April 30, 1999 (Unaudited)

Number of Shares                                                        Value
------------------------------------------------------------------------------
               Information Services & Software  13.7%
      1,175    Computer Sciences Corp.<F1>                            $69,986
      1,500    Dell Computer Corp.<F1>                                 61,781
        725    EMC Corp.<F1>                                           78,980
      3,825    First Data Corp.                                       162,323
      1,825    Microsoft Corp.<F1>                                    148,395
      2,137    Oracle Corp.<F1>                                        57,833
                                                                  -----------
                                                                      579,298
                                                                  -----------

               Leisure & Entertainment  3.5%
      1,292    AT&T Corp-Liberty Media Group<F1>                       82,527
        900    Time Warner, Inc.                                       63,000
                                                                  -----------
                                                                      145,527
                                                                  -----------

               Multi-Sector Companies  8.2%
      1,100    E. I. Du Pont de Nemours and Co.                        77,688
      1,100    General Electric Co.                                   116,050
      1,375    Tyco International Ltd.                                111,719
      2,235    U.S. Industries, Inc.                                   41,487
                                                                  -----------
                                                                      346,944
                                                                  -----------

               Oil & Gas  1.7%
      1,250    Royal Dutch Petroleum Co.                               73,359
                                                                  -----------

               Retailing & Restaurants  10.4%
      1,700    CVS Corp.                                               80,963
      4,330    Cendant Corp.<F1>                                       77,940
      2,350    Dayton Hudson Corp.                                    158,184
      1,300    The Home Depot, Inc.                                    77,919
        950    Wal-Mart Stores, Inc.                                   43,700
                                                                  -----------
                                                                      438,706
                                                                  -----------

               Technology  6.5%
      2,580    Intel Corp.                                            157,864
      1,000    Lucent Technologies Inc.                                60,125
        950    Xerox Corp.                                             55,812
                                                                  -----------
                                                                      273,801
                                                                  -----------

See notes to financial statements.

(LOGO)
FRONTEGRA FUNDS

Frontegra Growth Fund
SCHEDULE OF INVESTMENTS (continued)
April 30, 1999 (Unaudited)


Number of Shares                                                        Value
------------------------------------------------------------------------------
               Telecommunications  9.7%
      1,450    Ameritech Corp.                                        $99,234
      1,468    AT&T Corp.                                              74,159
        588    MCI WorldCom, Inc.<F1>                                  48,326
      2,750    Northern Telecom Ltd.                                  187,516
                                                                  -----------
                                                                      409,235
                                                                  -----------

               Waste Services  1.9%
      1,400    Waste Management, Inc.                                  79,100
                                                                  -----------

               TOTAL COMMON STOCKS
               (cost $3,653,060)                                    4,123,836
                                                                  -----------

Principal Amount
----------------
               SHORT-TERM INVESTMENT  1.5%
    $61,253    UMB Bank Money Market Fiduciary                         61,253
                                                                  -----------

               TOTAL SHORT-TERM INVESTMENT
               (cost $61,253)                                          61,253
                                                                  -----------

               TOTAL INVESTMENTS  99.3%
               (cost $3,714,313)                                    4,185,089

               Other Assets less Liabilities  0.7%                     30,155
                                                                  -----------

               NET ASSETS  100.0%                                  $4,215,244
                                                                  ===========

<F1> Non-income producing

See notes to financial statements.

(LOGO)
FRONTEGRA FUNDS

Frontegra Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

ASSETS
Investments at value (cost $3,714,313)                             $4,185,089
Receivable for investments sold                                        89,415
Interest and dividends receivable                                       3,664
Receivable from adviser                                                10,145
Other assets                                                            3,096
                                                                  -----------
Total assets                                                        4,291,409
                                                                  -----------
LIABILITIES:
Payable for investments purchased                                      61,950
Accrued investment advisory fee                                         2,744
Accrued expenses                                                       11,471
                                                                  -----------
Total liabilities                                                      76,165
                                                                  -----------
NET ASSETS                                                         $4,215,244
                                                                  ===========
NET ASSETS CONSIST OF:
Paid in capital                                                    $3,797,315
Accumulated net investment income                                       1,041
Accumulated net realized loss on investments                         (53,888)
Net unrealized appreciation on investments                            470,776
                                                                  -----------
NET ASSETS                                                         $4,215,244
                                                                  ===========
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                        100,000,000
Issued and outstanding                                                366,796
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE         $11.49
                                                                       ======

See notes to financial statements.

(LOGO)
FRONTEGRA FUNDS

Frontegra Growth Fund
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1999 (Unaudited)

INVESTMENT INCOME:
Dividends (net of $48 foreign withholding taxes)                      $13,112
Interest                                                                1,040
                                                                  -----------
                                                                       14,152
                                                                  -----------
EXPENSES:
Fund administration and accounting fees                                28,146
Investment advisory fees                                               12,813
Shareholder servicing                                                   6,538
Legal fees                                                              6,233
Custody fees                                                            5,411
Audit fees                                                              4,496
Federal and state registration fees                                     2,796
Reports to shareholders                                                 1,447
Directors' fees and related expenses                                    1,056
Pricing                                                                   882
Insurance                                                                 313
Other                                                                     265
                                                                  -----------
Total expenses before waiver and reimbursements                        70,396
Waiver and reimbursements of expenses by adviser                     (57,285)
                                                                  -----------
Net expenses                                                           13,111
                                                                  -----------
NET INVESTMENT INCOME                                                   1,041
                                                                  -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments                             41,612
Change in unrealized appreciation/depreciation on investments         554,214
                                                                  -----------
NET GAINS (LOSSES) ON INVESTMENTS                                     595,826
                                                                  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $596,867
                                                                  ===========

See notes to financial statements.

(LOGO)
FRONTEGRA FUNDS

Frontegra Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                              SIX MONTHS ENDED    PERIOD ENDED
                                               APRIL 30, 1999      OCTOBER 31,
                                                 (UNAUDITED)         1998<F1>
                                                 -----------     ------------
OPERATIONS:
Net investment income                                 $1,041           $2,486
Net realized gains (losses) on investments            41,612         (95,500)
Change in unrealized appreciation/depreciation
  on investments                                     554,214         (83,438)
                                                  ----------       ----------
Net increase (decrease) in net assets resulting
  from operations                                    596,867        (176,452)
                                                  ----------       ----------

DISTRIBUTIONS PAID FROM:
Net investment income                                (3,813)                -
                                                  ----------       ----------
Net decrease in net assets resulting from
  distributions paid                                 (3,813)                -
                                                  ----------       ----------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                        1,315,855        2,533,745
Shares issued to holders in reinvestment
  of distributions                                     3,813                -
Shares redeemed                                     (40,246)         (14,525)
                                                  ----------       ----------
Net increase in net assets resulting from
  capital share transactions                       1,279,422        2,519,220
                                                  ----------       ----------

TOTAL INCREASE IN NET ASSETS                       1,872,476        2,342,768
                                                  ----------       ----------

NET ASSETS:
Beginning of period                                2,342,768                -
                                                  ----------       ----------
End of period (includes undistributed net
  investment income of $1,041 and $3,813,
  respectively)                                   $4,215,244       $2,342,768
                                                  ==========       ==========


<F1> Commenced operations on March 18, 1998

See notes to financial statements.

(LOGO)
FRONTEGRA FUNDS

Frontegra Growth Fund
FINANCIAL HIGHLIGHTS

                                               SIX MONTHS ENDED PERIOD ENDED
                                                APRIL 30, 1999  OCTOBER 31,
                                                 (UNAUDITED)      1998<F1>
                                                    ------         ------
NET ASSET VALUE, BEGINNING OF PERIOD                 $9.29        $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                                    -          0.01
Net realized and unrealized gains
  (losses) on investments                             2.21        (0.72)
                                                    ------        ------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS        2.21        (0.71)
                                                    ------        ------


LESS DISTRIBUTIONS PAID:
From net investment income                          (0.01)             -
                                                    ------        ------
TOTAL DISTRIBUTIONS PAID                            (0.01)             -
                                                    ------        ------

NET ASSET VALUE, END OF PERIOD                      $11.49         $9.29
                                                    ======        ======

TOTAL RETURN<F2>                                    23.84%       (7.10)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)            $4,215        $2,343
Ratio of expenses to average net assets<F3><F4>      0.80%         0.80%
Ratio of net investment income to
  average net assets<F3><F4>                         0.07%         0.28%
Portfolio turnover rate<F2>                            82%           67%


<F1> Commenced operations on March 18, 1998
<F2> Not annualized for periods less than a full year
<F3> Net of waiver and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 4.36% and 9.23%, and the ratio of net investment income to average net assets would have been (3.49)% and (8.15)% for the periods ended April 30, 1999 and October 31, 1998, respectively.
<F4> Annualized

See notes to financial statements.

(LOGO)
FRONTEGRA FUNDS

Frontegra Growth Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 1999 (Unaudited)

(1)  ORGANIZATION
     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of three series: the Frontegra Growth Fund (the "Fund"), the Frontegra Total Return Bond Fund and the Frontegra Opportunity Fund. The Fund is sub-advised by Northern Capital Management, Inc. The Fund commenced operations on March 18, 1998.

(2)  SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     (a)  Investment Valuation
          Securities (other than short-term instruments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid prices. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Northern Capital Management, Inc. pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes
          No federal income tax provision has been made since the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.

     (c)  Distributions to Shareholders
          Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(LOGO)
FRONTEGRA FUNDS

Frontegra Growth Fund
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1999 (Unaudited)

     (d)  Other
          Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER
     The Fund has an agreement with Frontegra Asset Management, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 0.80% of the Fund's average daily net assets. The Adviser has agreed to voluntarily waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.80% of the Fund's average daily net assets.

     The Adviser has retained Northern Capital Management, Inc. as the Fund's sub-adviser. Northern Capital Management has full discretion over all investment decisions on a day-to-day basis.

(4)  CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund were as follows:

                                 SIX MONTHS ENDED       PERIOD ENDED
                                  APRIL 30, 1999    OCTOBER 31, 1998<F1>
                                ------------------   ------------------
     Shares sold                      117,952              253,765
     Shares issued to holders in
       reinvestment of distributions      351                    -
     Shares redeemed                  (3,715)              (1,557)
                                     --------             --------
                                      114,588              252,208
                                     ========             ========

<F1> Commenced operations on March 18, 1998

(LOGO)
FRONTEGRA FUNDS

Frontegra Growth Fund
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1999 (Unaudited)

(5)  INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended April 30, 1999, are summarized below:

     Purchases      $3,813,895
     Sales          $2,608,656

     There were no purchases or sales of U.S. government securities.
     At April 30, 1999, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $3,729,447, were as follows:

     Appreciation                                   $561,730
     Depreciation                                  (106,088)
                                                  ----------
     Net appreciation on investments                $455,642
                                                  ==========

     At October 31, 1998, the Fund had an accumulated net realized capital loss carryover of $93,527 expiring in 2006. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

                      This page intentionally left blank.

                      This page intentionally left blank.

                             FRONTEGRA FUNDS, INC.
                      c/o Sunstone Investor Services, LLC
                 P.O. Box 2142, Milwaukee, Wisconsin 53201-2142

                                                                     FG-410-0699